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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (date of earliest event reported): January 21, 2004

                                 Commission File
                                 Number: 1-8944




                              CLEVELAND-CLIFFS INC
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



                       Ohio                               34-1464672
          ----------------------------               ------------------
          (State or Other Jurisdiction                 (IRS Employer
                 of Incorporation)                   Identification No.)


   1100 Superior Avenue, Cleveland, Ohio                           44114-2589
-------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (216) 694-5700
                                                           --------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

Exhibit            Exhibit
Number             Document
-------            --------
99(a)              Cleveland-Cliffs Inc published a News Release on January 21,
                   2004, "Cleveland-Cliffs Inc Announces Closing of Private
                   Offering of Convertible Preferred Stock."




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                CLEVELAND-CLIFFS INC



                                                By:  /s/ George W. Hawk
                                                    ---------------------------
                                                    Name:  George W. Hawk
                                                    Title: Assistant Secretary

Date:    January 21, 2004



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                                    EXHIBITS

(c)  Exhibits

Exhibit            Exhibit
Number             Document
-------            --------

99(a) Cleveland-Cliffs Inc published a News Release on January 21, 2004, "Cleveland-Cliffs Inc Announces Closing of Private Offering of Convertible Preferred Stock."



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